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Exhibit 10.6(f)

ST. LAURENT PAPERBOARD (U.S.) INC.
ADDITIONAL SELLER SUPPLEMENT

        SUPPLEMENT, dated March 30, 2001, to the Receivables Purchase Agreement, dated as of October 15, 1999 (as amended, supplemented or otherwise modified from time to time in accordance with its terms, the "Receivables Purchase Agreement"), between Stone Container Corporation ("Stone"), as the Seller and Stone Receivables Corporation, as the Purchaser.

W I T N E S S E T H:

        WHEREAS, the Receivables Purchase Agreement provides that any direct or indirect Affiliate or Subsidiary of Stone, although not originally a Seller thereunder, may become a Seller under the Receivables Purchase Agreement upon the satisfaction of each of the conditions precedent set forth in Sections 3.3 and 8.14 of the Receivables Purchase Agreement;

        WHEREAS, the undersigned was not an original Seller under the Receivables Purchase Agreement but now desires to become a Seller thereunder.

        NOW, THEREFORE, the undersigned hereby agrees as follows:

        The undersigned agrees to be bound by all of the provisions of the Receivables Purchase Agreement applicable to a Seller thereunder and agrees that it shall, on the date this Supplement is accepted by Stone, the Purchaser, the Trustee and the Agent and each of the conditions precedent set forth in Section 3.3 of the Receivables Purchase Agreement have been satisfied, become a Seller for all purposes of the Receivables Purchase Agreement to the same extent as if originally a party thereto.

        The undersigned represents that its principal place of business is located at: 150 North Michigan Avenue, 39th Floor, Chicago, Illinois 60601.

[signature page follows]

        IN WITNESS WHEREOF, the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

ST. LAURENT PAPERBOARD (U.S.) INC.
By:
Name:
Title:
Accepted as of the date first above written:
STONE CONTAINER CORPORATION
By:
Name:
Title:
STONE RECEIVABLES CORPORATION
By:
Name:
Title:
THE CHASE MANHATTAN BANK, as Trustee
By:
Name:
Title:
BANK ONE, NA, as Agent
By:
Name:
Title:

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  Exhibit 10.6(f)